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                                                                   EXHIBIT 10.27


                              YOUNG & RUBICAM INC.

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                            Grantor Trust Agreement

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                              YOUNG & RUBICAM INC.

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                            Grantor Trust Agreement

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                                                                          Page
                                                                          ----

1.    Establishment of Trust ............................................  1
2.    Payments to the Participants or their Beneficiaries ...............  2
3.    Trustee Responsibility Regarding Payments When Company is
      Insolvent .........................................................  2
4.    Payments to Company ...............................................  4
5.    Establishment of Accounts and Contributions .......................  4
6.    Investment Authority ..............................................  4
7     Disposition of Income .............................................  5
8.    Accounting by Trustee .............................................  5
9.    Responsibility of the Company and Trustee .........................  6
10.   Transaction Costs, Taxes, Compensation and Expenses of Trustee ....  7
11.   Resignation and Removal of Trustee ................................  8
12.   Appointment of Successor Trustee ..................................  8
13.   Amendment or Termination ..........................................  9
14.   Miscellaneous .....................................................  9
15.   Effective Date .................................................... 10
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                              YOUNG & RUBICAM INC.

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                            Grantor Trust Agreement

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            THIS AGREEMENT, made as of the __ day of _____, 1998, by and between
Young & Rubicam Inc., a Delaware corporation (the "Company"), and (the
"Trustee").

                                   WITNESSETH:

            WHEREAS, the Company is obligated to pay compensation to certain employees of the Company or its subsidiaries (the "Participants") and their beneficiaries (the "Beneficiaries") under the Company's Deferred Compensation Plan (the "Plan"); and

            WHEREAS, the Company wishes to establish a trust (the "Trust") and to contribute assets to the Trust that shall be held therein, subject to the claims of the creditors of the Company in the event of insolvency, as herein defined, until delivered to the Participants or their Beneficiaries in such manner and at such times as specified under the Plan or until any obligations of the Company with respect thereto are otherwise settled; and

            WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code");

            NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

            1. Establishment of Trust

            (a) The Trust shall consist of such cash and property, as is reasonably acceptable to the Trustee, as shall be deposited with the Trustee from time to time by the Company, which shall be the principal of the Trust, to be held and administered as provided herein. Such property may consist of shares of the Company's Common Stock ("Shares") or any other equity securities of the Company designated by the Compensation Committee of the Company's Board of Directors including Voting Trust Certificates as defined in the Management Voting Trust Agreement, among the Company, the Young & Rubicam Restricted Stock Trust and certain other parties, dated as of December 12, 1996 (the "Management Voting Trust Agreement").

            (b) The Trust hereby established shall be revocable by the Company; provided, however, that upon a Change in Control as defined in the Plan, the Trust shall become irrevocable.
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            (c) The Trust is intended to be a grantor trust, of which the
Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly.

            (d) Except as provided in Section 3 hereof, the principal of the Trust, and any earnings thereon, shall be held separate and apart from other assets of the Company and shall be used exclusively for the uses and purposes of the Participants and their Beneficiaries. The Participants and their Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of the Participants and their Beneficiaries against the Company. Any assets held by the Trust shall be subject to the claims of the general creditors of the Company under federal and state law in the event of insolvency, as defined and specified in Section 3 herein.

            2. Payments to the Participants or their Beneficiaries

            (a) The administrator (the "Administrator") appointed for purposes of this Trust by the Compensation Committee of the Company's Board of Directors (the "Committee") shall deliver to the Trustee written schedules (the "Payment Schedules") in a form acceptable to the Trustee that indicate the dates or events on which the assets of the Trust are to be paid out to the Participants or their Beneficiaries in settlement of payment obligations of the Company under the Plan or any other compensatory arrangement theretofore established with respect to which the Trust is then holding assets. Except as otherwise provided herein, the Trustee shall make payments to the Participants or their Beneficiaries in accordance with such Payment Schedules.

            (b) All payments shall be in-kind distributions of assets of the Trust matching the form of payment specified in the Payment Schedules, unless otherwise directed by the Administrator. Accordingly, Shares contributed to fund a Stock-denominated obligation or award shall be distributed to a Participant or his or her Beneficiaries pursuant to the Payment Schedules in settlement of such obligation or award, unless otherwise directed by the Administrator.

            (c) The Administrator shall advise the Trustee of the amount of withholding of any federal, state, local or foreign taxes that may be required to be withheld, if any, with respect to the payments of benefits pursuant to the terms of the Plan or any other compensatory arrangement theretofore established with respect to which the Trust is then holding assets. The Trustee shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company.

            (d) For the purpose of making any cash payment or to satisfy various withholding or other obligations hereunder, the Company may purchase from the Trust such assets at its option for the amount it then designates as the market value; provided that the Administrator shall certify to the Trustee that such market value has been determined on the same basis utilized for trust reporting purposes pursuant to Section 8(a) hereof. The Trustee may conclusively, without further inquiry, rely upon the value determined by the Company and the Administrator.


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            3.    Trustee Responsibility Regarding Payments When Company is
                  Insolvent

            (a) The Trustee shall cease payment of benefits to the Participants or their Beneficiaries if it has received notification hereunder or has actual direct written knowledge that the Company is insolvent. The Company shall be considered "insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

            (b) At all times during the continuance of this Trust, the assets of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

                  (1) The Administrator shall have the duty to inform the
            Trustee in writing of the insolvency of the Company. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become insolvent, the Trustee shall, within 30 days, request a certification from the Administrator as to whether or not the Company is insolvent and, pending such certification, the Trustee shall discontinue payment of benefits to the Participants or their Beneficiaries. The Trustee may conclusively, without further inquiry, rely upon the certification that it receives.

                  (2) Unless the Trustee has actual direct written knowledge of the insolvency of the Company, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is insolvent, the Trustee shall have no duty to inquire whether the Company is insolvent.

                  (3) If at any time the Trustee has determined that the Company is insolvent pursuant to Section 3(b)(1) or (b)(2) hereof, the Trustee shall discontinue any payments to the Participants or their Beneficiaries and shall hold the assets of the Trust for the benefit of the general creditors of the Company. Nothing in this Trust Agreement shall in any way diminish any rights of the Participants or their Beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plan, any other compensatory arrangement theretofore established with respect to which the Trust is then holding assets, or otherwise.

                  (4) The Trustee shall resume the payment of benefits to the
            Participants or their Beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has received a certification referred to in Section 3(b)(1) that the Company is not insolvent (or is no longer insolvent). The Trustee shall be entitled to rely, without further inquiry, upon such certification.

            (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to the Participants or their Beneficiaries under the terms of the Payment Schedules for the period of such discontinuance, less the aggregate amount of any payments made to the Participants or their Beneficiaries by the Company in lieu of such


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payments out of the assets of the Trust under the Payment Schedules during any such period of discontinuance. The Company shall certify to the Trustee the amount of payments made to the Participants or their Beneficiaries by the Company during the discontinuance.

            4. Payments to Company

            Subject to Sections 2(d), 6(a) and 10(a) hereof, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to any other person any of the Trust assets before all payment of benefits have been made to the Participants or their Beneficiaries pursuant to the terms of the Payment Schedules. The foregoing notwithstanding, the Administrator may direct the Trustee to return to the Company Shares and other property attributable thereto (including, without limitation, dividends and distributions thereon) that have been forfeited by Participants under the terms of the Plan or other plan, program, agreement or arrangement. The Administrator shall certify to the Trustee in writing whether all payments of benefits under the Trust have been made. The Trustee may conclusively rely upon such certification.

            5. Establishment of Accounts and Contributions

            A separate bookkeeping account ("Deferral Account") shall be established and maintained with respect to each Participant to which shall be credited and debited amounts as provided below. At the time of each contribution, the Company shall certify to the Trustee the portion of the contribution to be allocated to each Participant's Deferral Account. The Trustee shall hold, invest and reinvest the assets of each Participants Deferral Account in accordance with Section 6 below. A Participant's Deferral Account shall not be reduced except upon payment of benefits from the Account, a decrease in the value of the Account, or otherwise as provided in this Trust Agreement.

            6. Investment Authority

            (a) The Trustee shall generally hold assets in the form of Shares as Shares, without diversification, and shall promptly reinvest dividends and distributions in additional Shares. The Trustee shall hold, dispose, invest and reinvest the assets of the Trust other than Shares, without distinction between principal and income, in other investments as may be designated by the Administrator. The Company shall have the right at any time, and from time to time, in its sole discretion, to substitute assets of equal market value for any asset held by the Trust, on the same basis as provided in Section 2(d). The right of the Company to purchase or substitute assets held in the Trust is exercisable by the Company in a nonfiduciary capacity.

            (b) So long as the Management Voting Trust Agreement is in effect, Shares represented by Voting Trust Certificates held in the Trust shall be voted by the Voting Trustees in accordance with the terms of such Management Voting Trust Agreement. Thereafter, the Trustee shall vote or abstain from voting the Shares with respect to any matters brought before shareholders as directed by the Administrator; provided, however, that


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the Administrator may, but shall not be required to, direct that the Trustee shall vote or abstain from voting the Shares credited to each Participant's Deferral Account in accordance with the instructions of the Participant. The Trustee shall tender or not tender any Shares in any tender or exchange offer as directed by the Administrator. With respect to any assets of the Trust other than Shares, all rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with the Company, the Participants or their Beneficiaries.

            (c) When disposing of assets held in the Trust, nothing shall prevent the Trustee, upon the direction of the Administrator, from selling such assets to the Participants or their Beneficiaries at fair market value as determined by the Trustee.

            (d) The Trustee may hold the assets of the Trust in nominee name.

            (e) When the Trustee delivers property against payment, delivery of the property and receipt of payment may not be simultaneous. The risk of non-receipt of payment shall be the Trust's and the Trustee shall have no liability therefor, unless such non-receipt of payment is a result of the Trustee's (or its officers', directors', employees', nominees' or agents') gross negligence or willful misconduct. All credits to the Trust of the anticipated proceeds of sales and redemptions of property and of anticipated income from property shall be conditional upon receipt by the Trustee of final payment and may be reversed to the extent final payment is not received. At the discretion of the Trustee, the Trust may make use of such conditional credits. To the extent such credits do not become unconditional by receipt of final payment, the Trust shall reimburse the Trustee upon demand for the amount of such conditional credits so used. When the Trustee is to receive property, it is authorized to accept documents in lieu of such property as long as such documents contain the agreement of the issuer thereof to hold such property subject to the Trustee's sole order. The Trustee may, in its discretion, advance funds to the Trust to facilitate the settlement of any trade. In the event of such an advance, the Trust shall immediately reimburse the Trustee for the amount thereof.

            7. Disposition of Income

            During the term of this Trust, all income received by the Trust shall be accumulated and reinvested in accordance with Section 6 above.

            8. Accounting by Trustee

            (a)(1) The Trustee shall keep accurate and detailed accounts of all its receipts, investments and disbursements under this Agreement. Such person or persons as the Company shall designate shall be allowed to inspect the books of account relating to the Trust upon request at any reasonable time during the business hours of the Trustee.

            (ii) Within 20 business days after the close of each calendar year, the Trustee shall transmit to the Company, and certify the accuracy of, a written statement of the assets and liabilities of the Trust (including each Participant's Deferral Account) at the close of that year and a written account of all the Trustee's transactions relating to the Trust during the period from the last previous accounting to the close of that year. (For purposes of this paragraph, the date of the Trustee's resignation or removal as provided in
Section 11 hereof shall be deemed to be the close of a calendar year.)


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            (iii) Unless the Company shall have filed with the Trustee written exceptions or objections to any such statement and account within 90 days after receipt thereof, the Company shall be deemed to have approved such statement and account, and in such case or upon the written approval by the Company of any such statement and account, the Trustee shall be forever released and discharged with respect to all matters and things embraced in such statement and account as though it had been settled by decree of a court of competent jurisdiction in an action or proceeding to which the Company and all persons having any beneficial interest in the Trust were parties.

            (b) Nothing contained in this Agreement, the Plan, Payment Schedules or any other compensatory arrangement theretofore established with respect to which the Trust is then holding assets shall deprive the Trustee of the right to have a judicial settlement of its accounts. In any proceeding for a judicial settlement of the Trustee's account or for instructions in connection with the Trust, the only other necessary parties thereto in addition to the Trustee shall be the Company. No person interested in the Trust, other than the Company, shall have a right to compel an accounting, judicial or otherwise, by the Trustee, and each Participant and Beneficiary shall be bound by all accounting by the Trustee to the Company, as herein provided, as if the account had been settled by decree of a court of competent jurisdiction in an action or proceeding to which such person was a party.

            9. Responsibility of the Company and Trustee

            (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Committee or the Administrator.

            (b) The Trustee may retain and consult with counsel, who may be counsel for the Company or for the Trustee in its individual capacity, and shall not be deemed imprudent by reason of its taking or refraining from taking any action in accordance with the opinion of counsel. The Trustee shall not be required to give any bond or any other security for the faithful performance of its duties under this Agreement, except as required by law.

            (c) The Trustee shall be under no duties whatsoever, except such duties as are specifically set forth as such in this Agreement or as otherwise agreed to in writing by the Trustee. The Trustee shall not be compelled to take any action toward the execution or performance of the Trust created hereunder or to prosecute or defend any suit or claim in respect thereof, unless indemnified to its satisfaction against loss, liability and reasonable costs and expenses. The Trustee shall be under no liability or obligation to anyone with respect to any failure on the part of the Company to perform any of its obligations under this Agreement.

            (d) The Company shall act in accordance with the Plan and any other compensatory arrangement theretofore established with respect to which the Trust is then holding assets, and the Trustee shall not be responsible in any respect for acting in accordance with the Plan or such arrangements nor shall the Trustee be responsible for the adequacy of the Trust to meet and discharge all payments and liabilities thereunder. The Trustee shall be fully protected in relying upon any written notice, certificate, instruction, direction or other communication of any investment manager appointed by the Company, the Administrator or


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other authorized officers of the Company that is not contrary to the express provisions of this Agreement. The Company shall furnish the Trustee with the name and specimen signature of the Administrator or person authorized to act on behalf of the Administrator and other officers of the Company authorized to act or give directions hereunder and shall promptly notify the Trustee of the termination of the Administrator or person authorized to act on behalf of the Administrator and the appointment of a successor thereto. Until notified to the contrary, the Trustee shall be fully protected in relying upon the most recent name and specimen signature(s) of the Administrator or any other authorized officer of the Company furnished to it by the Company.

            (e) Unless other evidence with respect thereto has been specifically prescribed in this Agreement, any action of the Company under any provision of this Agreement, including any approval of or exceptions to the Trustee's accounts, shall be evidenced by a certificate signed by the Administrator, and the Trustee shall be fully protected in relying upon such certificate without further inquiry. The Trustee may accept a certificate signed by the Administrator as proof of any fact or matter that it deems necessary or desirable to have established in the administration of the Trust (unless other evidence of such fact or matter is expressly prescribed herein), and the Trustee shall be fully protected in relying upon the statements in the certificate without further inquiry.

            (f) The Trustee shall be entitled conclusively to rely upon any written notice, instruction, direction, certificate or other communication believed by it to be genuine and to be signed by the proper person or persons, and the Trustee shall be under no duty to make investigation or inquiry as to the truth or accuracy of any statement contained therein.

            (g) Until notice be given to the contrary, communications to the Trustee shall be sent to it at its offices located at ________________________,
Attention: __________________,and to the Company at its offices located at 285 Madison Avenue, New York, NY 10017-6486, Attention: General Counsel.

            (h) The Trustee shall have, without exclusions, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein.

            (i) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give


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this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

            10. Transaction Costs, Taxes, Compensation and Expenses of Trustee

            (a) The Company shall pay (or make available to the Trustee to pay) any transaction costs and any federal, state, local or other taxes (including withholding taxes) imposed or levied with respect to the corpus and/or income of the Trust or any part thereof under existing or future laws, and the Company, in its discretion, may contest the validity or amount of any transaction cost or any tax assessment, claim or demand respecting the Trust or any part thereof. Notwithstanding the foregoing, to the extent instructed by the Administrator and to the extent Trust assets are available, the Trustee, solely in its capacity as trustee and not in its individual capacity, shall advance funds to the Company to enable the Company to satisfy any such transaction costs or taxes. Such advances shall be repayable at such date or dates, with interest at a rate as determined by the Administrator in its sole discretion, and such advances shall be charged against the Deferral Accounts of one or more Participants as the Administrator may direct. In the event the Company pays such taxes directly, the Administrator may, in its sole discretion, require the Trustee to reimburse the Company for the cost of funds (as determined by the Administrator) incurred by the Company for any tax payments made on behalf of the Trust, and such reimbursements shall be charged against the Deferral Accounts of one or more Participants as the Administrator may direct.

            (b) The Company shall pay to the Trustee from time to time such reasonable compensation for its services as trustee as shall be agreed upon by the Company and the Trustee. The Company shall also pay the reasonable and necessary expenses (including reasonable fees of counsel engaged by the Trustee pursuant to Section 9(b) of this Agreement) incurred by the Trustee in the performance of its duties under this Agreement. Any compensation and expenses which are otherwise reimbursable under this Section and which are not paid by the Company may be deducted by the Trustee from the assets of the Trust in proportion to the relative balances of Participant Deferral Accounts. If the Trustee satisfies such obligations out of the assets of the Trust, the Company shall immediately, upon demand by the Trustee, deposit into the Trust a sum equal to the amount paid by the Trust.

            11. Resignation and Removal of Trustee

            (a) The Trustee may resign at any time by written notice to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustee agree otherwise.

            (b) The Trustee may be removed by the Company on 60 days' written notice or upon shorter notice accepted by the Trustee.

            (c) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notice of resignation or removal, unless the Company extends the time limit.


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            (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 12 hereof, by the effective date of resignation or removal under paragraph (a) or (b) of this Section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be paid by the Company. In no event shall the Trustee cease to be Trustee until the assets of the Trust are transferred and delivered to the successor trustee in accordance with Section 12 hereof.

            12. Appointment of Successor Trustee

            If the Trustee resigns or is removed in accordance with Section 11 hereof, the Committee shall appoint a successor trustee to act hereunder after the effective date of such removal or resignation. The appointment shall be effective when accepted in writing by the successor trustee. Each successor trustee shall have the powers and duties conferred upon the Trustee in this Agreement, and the term "Trustee" as used in this Agreement shall be deemed to include any successor trustee. Upon appointment of a successor trustee, the Trustee shall transfer and deliver the Trust to the successor trustee, reserving such sums as the Trustee shall deem necessary to defray its reasonable expenses in settling its accounts, to pay any of its compensation due and unpaid and to discharge any obligation of the Trust for which the Trustee may be liable. Any amounts remaining shall be restored to the Trust by the Company with interest at a rate, if any, determined by the Administrator in its sole discretion. If the sums so reserved are not sufficient for these purposes, the Trustee shall be entitled to recover the amount of any deficiency from the Company. When the Trust shall have been transferred and delivered to the successor trustee and the accounts of the Trustee have been settled as provided in Section 8 hereof, the Trustee shall be released and discharged from all further accountability or liability for the Trust and shall not be responsible in any way for the further disposition of the Trust or any part thereof.

            13. Amendment or Termination

            (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or any other compensatory arrangement theretofore established with respect to which the Trust is then holding assets or shall make the Trust revocable if the Trust has become irrevocable. The Company shall certify to the Trustee that any proposed amendment complies with the requirements of this Section 13(a).

            (b) The Trust shall not terminate until the earlier to occur of (i) the date on which the Participants or their Beneficiaries are no longer entitled to any benefits pursuant to the Plan or any other compensatory arrangement theretofore established with respect to which the Trust is then holding assets or (ii) the death of the last surviving Participant or Beneficiary. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company.

            14. Miscellaneous


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            (a) In the event that any provision of this Trust Agreement shall be declared illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Trust Agreement but shall be fully severable, and this Trust Agreement shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

            (b) Other than by will or the laws of descent and distribution, no right, title or interest of any kind in this Trust Agreement shall be transferable or assignable by a Participant or his or her Beneficiary or be subject to alienation, anticipation, encumbrance, garnishment, attachment, levy, execution or other legal or equitable process, nor subject to the debts, contracts, liabilities or engagements, or torts of any Participant or his or her Beneficiary. Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or take any other action subject to legal or equitable process or encumber or dispose of any interest in this Trust Agreement shall be void.

            (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

            (d) The titles to Sections of this Trust Agreement are placed herein for convenience of reference only, and the Trust Agreement is not to be construed by reference thereto.

            (e) This Trust Agreement shall bind and inure to the benefit of successors and assigns of the Company and the Trustee, respectively, and the Participants or their Beneficiaries and their legal representatives (e.g., executors, administrators, conservators, etc.).

            (f) This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one instrument, which may be sufficiently evidenced by any counterpart.

            15. Effective Date

            The effective date of this Trust Agreement shall be the day and year first above written.

            IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement as of the day and year first above written.


                                        YOUNG & RUBICAM INC.


                                        By:
                                            -------------------------------

                                        Title:
                                               ----------------------------


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

                                                               , as Trustee
                                        -----------------------

                                        By:
                                            -------------------------------

                                        Title:
                                               ----------------------------


                                      -11-